UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 22, 2007

AMERICAN LORAIN CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	0-31619	87-0430320
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)
Beihuan Road Junan County Shandong, China 276600 (Address of Principal Executive Offices)
(86) 539-7318818 Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 22, 2007, American Lorain Corporation. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2007.  A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Press release dated August 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Lorain Corporation

Date: August 22, 2007	By:	/s/ Si Chen
Si Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated August 22, 2007.